UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      February 20, 2014

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue
Union, New Jersey 07083
(Address of principal executive offices)   (Zip Code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 20, 2014, the Board of Directors (the “Board”) of Bed Bath & Beyond Inc. (the “Company”) appointed Geraldine Elliott to serve on the Board.

On February 20, 2014, the Company issued a press release announcing Ms. Elliott’s appointment to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

99.1         Press Release issued by Bed Bath & Beyond Inc. on February 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: February 24, 2014	By:	/s/ Eugene A. Castagna
Eugene A. Castagna Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued by Bed Bath & Beyond Inc. on February 20, 2014.